UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

XM SATELLITE RADIO HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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The following slides were used in presentations to investors held on February 20, 2007 regarding the proposed business combination of XM Satellite Radio Holdings Inc. and SIRIUS Satellite Radio Inc.:

February 20, 2007

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Sirius Satellite Radio Inc. and XM Satellite Radio Holdings Inc., including potential synergies and cost savings and the timing thereof, future financial and operating results, the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning.  Such forward-looking statements are based upon the current beliefs and expectations of SIRIUS’ and XM’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of SIRIUS and XM.  Actual results may differ materially from the results anticipated in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: general business and economic conditions; the performance of financial markets and interest rates; the ability to obtain governmental approvals of the transaction on a timely basis; the failure of SIRIUS and XM shareholders to approve the transaction; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of SIRIUS and XM may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties, including manufacturers of radios, retailers, automakers and programming providers.
Additional factors that could cause SIRIUS’ and XM’s results to differ materially from those described in the forward-
looking statements can be found in SIRIUS’ and XM’s Annual Reports on Form 10-K for the year ended December 31,
2005, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30,
2006 which are filed with the Securities and Exchange Commission (the "SEC") and available at the SEC’s Internet site
(http://www.sec.gov).  The information set forth herein speaks only as of the date hereof, and Sirius and XM disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this press release.

Important Additional Information
This communication is being made in respect of the proposed business combination involving SIRIUS and XM. In connection with the proposed transaction, SIRIUS plans to file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of SIRIUS and XM plan to file with the SEC other documents regarding the proposed transaction.  The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of
SIRIUS and XM. INVESTORS AND SECURITY HOLDERS OF SIRIUS AND XM ARE URGED TO READ THE JOINT
PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR
ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy
Statement/Prospectus (when available) and other documents filed with the SEC by SIRIUS and XM through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy
Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Sirius Satellite Radio Inc., 1221 Avenue of the Americas, New York, NY 10020, Attention: Investor Relations or
by directing a request to XM Satellite Radio Holdings Inc., 1500 Eckington Place, NE Washington, DC 20002, Attention:
Investor Relations.
SIRIUS, XM and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding SIRIUS’ directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the
SEC on March 13, 2006, and its proxy statement for its 2006 annual meeting of stockholders, which was filed with the
SEC on April 21, 2006, and information regarding XM’s directors and executive officers is available in XM’s Annual Report on Form 10-K, for the year ended December 31, 2005, which was filed with the SEC on March 3, 2006 and its proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on April 25, 2006.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

4 Mel Karmazin CEO, SIRIUS Satellite Radio

Combination Benefits Consumers and
Shareholders Alike
Provides consumer with best-of-breed programming and innovative products and services
Company better positioned to compete in rapidly evolving audio entertainment marketplace
Best-in-class combined management team with proven leadership
Potential for meaningful value creation through cost savings
Merger accelerates and enhances cash flows

Advantages for Subscribers
Best audio content available anywhere
Broader content choices
Greater program diversity can address underserved population groups
Best content from both companies
Accelerated technological innovation

Accelerated Technological Innovation
Accelerate development and commercial introduction of radios allowing consumers access to a full range of programming offered by
XM and SIRIUS today
Focus engineering talent and capital resources on developing highly portable, low-cost, easy-to-use, multi-functional devices
Improve technical capabilities of next generation satellites to enhance service quality and breadth of products supported
Offer consumers innovative value-added services, including live video, real-time traffic and weather, and infotainment options

Great Value for Shareholders
Significant, realizable cost synergies
A fantastic growth story with strong future cash flows
Greater programming diversity reaches broader audience and
expands addressable market
Carefully considered path to regulatory approval

Wall Street Analysts Estimate $3 - $7 Billion in
Capitalized Cost Savings
Wall Street’s Capitalized
Synergy Estimates of
$3.0-7.0 Billion
Synergy value equivalent to market capitalization of SIRIUS or XM
Operating cost savings achievable in every P&L line item
– General and administrative costs
– Sales and marketing costs
– Subscriber acquisition costs
– Research and development costs
– Product development, manufacturing and inventory costs
– Programming operating infrastructure
Longer term, satellite fleet, terrestrial infrastructure, and other capital cost redundancies will offer additional shareholder value

YE 2006 Satellite Radio Subs
(Millions)
6.0
7.6
0
15
Significantly Enhanced Advertising Platform
Merged company is more
attractive to large national
advertisers that have a
significant number of media
alternatives
AM/FM radio 2006 advertising
market ~$20 billion
(1)
– Satellite radio 2006 advertising
market ~$70 million
(2)
Advertising sales expense
savings
SIRIUS
XM
(1) Source: Radio Advertising Bureau (www.RAB.com)
(2)    Source: Consensus Wall Street estimate
13.6

Approximately 14 Million Subscribers and
Growing
2006 Consensus Revenue Estimate of ~$1.5 Billion, ~90% Growth Relative to 2005
Ending
Industry
Subs (MM)
Source: Company Data
Years Since Launch
Satellite
Radio & DBS
Subs (MM)
Wireless
Subs (MM)
Source: UBS Research
13.6MM
0
2
4
6
8
10
12
14
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2005 2006 2003 2004
0
10
20
30
40
50
60
70
80
Y1 Y3 Y5 Y7 Y9 Y11 Y13 Y15 Y17 Y19
0
20
40
60
80
100
120
140
160
180
Satellite Radio
Satellite TV
Wireless

Unique Nationwide Audio Entertainment
Investment Opportunity
Greater Programming Choices
Accelerates Technological Innovation &
Data Services Availability
Better Positioned to Compete in Rapidly
Evolving Audio Entertainment Industry
Increases Advertising Reach
Improved Financial Performance
through Realization of Cost Synergies
Enhanced Operating Leverage
Resulting in Accelerated Free Cash
Flow Generation
Highly Experienced Management Team
from Both Companies with Proven
Leadership
Significant Value Creation for all
Stakeholders

13 Gary Parsons Chairman, XM Satellite Radio

Transaction Overview
Transaction
Exchange Ratio
Pro Forma Ownership
Leadership
Board Composition
Anticipated Close
Tax-free, all-stock merger of equals
Fixed exchange ratio of 4.60 shares of SIRIUS for each XM share
~50% SIRIUS shareholders; ~50% XM shareholders
Gary Parsons, Chairman
Mel Karmazin, CEO
12 directors: Chairman, CEO, 4 independent members designated by each company, GM and Honda representatives
End of 2007, subject to regulatory approval
SIRIUS and XM shareholders, and regulatory approvals
Approvals

Regulatory Overview
SIRIUS-XM combination is in the public interest
– Greater choice of programming, best content and devices from both platforms
– Eliminating duplicate channels allows targeting of underserved communities
Robust competition post-merger
– 223MM weekly AM/FM radio listeners in US today across more than 10,000 radio stations
– Current subscriber base ~10% of US households, < 7% of US vehicles
– Market for audio entertainment has evolved dramatically with expanding competitive options
iPod/MP3/Internet radio are growing rapidly with proven popularity
Cell phone operators are driving into their networks and handsets music capabilities quickly (i.e., iPhone, VCast, LG Chocolate, MobiTV, etc.)
Emerging next generation networks/technologies will provide additional competitive alternatives (i.e., WiMax, Modeo, MediaFLO, etc.)

Regulatory Overview (cont’d)
Combined company’s success will be driven by increased subscriber penetration
– Subscriber growth and future success will be dependent upon attractive consumer price points for both equipment and service
Efficiencies from combination will allow SIRIUS-XM to compete more effectively and benefit consumers
– Efficiencies allow company to deliver a better product over time with greater programming options to current and future subscribers
Anticipate working closely with regulators
– We have reviewed the regulatory aspects of this transaction and expect to secure approval and close the transaction in a timely fashion

SHOUTcast
9:41
HD Radio
Wi Fi
WiMAX
MediaFLO

((XM))
SIRIUS
SATELLITE RADIO

17 Enhanced Competitiveness in Rapidly Evolving Audio Entertainment Marketplace Licenses Granted – 1997 Expanding Environment – 2007

Putting Satellite Radio in Context
230
223
39
14
219
237
0
50
100
150
200
250
Vehicles PCs AM/FM Radio
Listeners
Wireless
Subs
iPods SIRIUS/XM
Subs
(1) US motor-vehicle registrations excluding buses as of 2005; Source: Bureau of Transportation Statistics
(2) US PCs in use as of 2005; Source: Computer Industry Almanac
(3) US weekly AM/FM radio listeners (12+); Source: Arbitron Radio Today, 2006 Edition
(4) US wireless subs as of 6/30/06; Source: CTIA
(5) Global iPod units sold in 2006; Source: Wall Street Research
(6) Satellite radio subscribers; Source: Company estimates
MM of Units
(1)
(3)
(2)
(4)
(5)
(6)

Roadmap to Completion
Execute definitive agreement
SIRIUS/XM shareholder votes
Receive regulatory approvals
Close transaction
Completed
4 – 6 months
Approximately 9 months
Anticipated end of 2007
Event Expected Timeline

Best Audio Programming on Air
Christian
Classical
Country
Dance Latin
Decades
Electronic
Hip-Hop/R&B
Hits
Jazz & Blues
Kids
Lifestyle
Pop
Rock
World
Exclusive
Content
Premium
Branded Content
Commercial-Free
Music
Oprah and Friends
Martha Stewart
Howard Stern
Bob Dylan

Questions & Answers